Boston Private Financial Holdings, Inc. Reports Third Quarter 2015 GAAP EPS of $0.16
Third Quarter Highlights:

•
Revenue Growth: Total Revenue increased 9% year-over-year and was down 2% on a linked quarter basis at $85.9 million.  Year-over-year, Net Interest Income and Core Fees were up $1.7 million and $5.9 million, respectively.  On a linked quarter basis, a $1.4 million increase in Net Interest Income was offset by a $0.9 million decline in Core Fees and a $2.3 million reduction in Other Income.

•
Deposit and Loan Growth: Average Total Deposits increased 10% year-over-year to $5.7 billion. On a linked quarter basis, Average Total Deposits increased 7%, while Average Total Loans grew 7% year-over-year and 4% linked quarter. The Average Loan-to-Deposit ratio was 96% at the end of the third quarter, down from 98% in the third quarter of 2014.

•
Assets Under Management: Total Assets Under Management/Advisory (“AUM”) increased 11% year-over-year to $27.4 billion, reflecting the acquisition of Banyan Partners, partially offset by negative net flows and market action. On a linked quarter basis, AUM were down 8% due to negative net flows and market action.

•	Provision for Loan Loss: The Company recorded a $2.6 million provision expense driven by strong commercial loan growth and net charge-offs of $1.6 million.
Boston, MA - October 21, 2015 - Boston Private Financial Holdings, Inc. (NASDAQ: BPFH) (the “Company” or “BPFH”) today reported third quarter 2015 GAAP Net Income Attributable to the Company of $13.5 million, compared to $17.6 million for the second quarter of 2015. Third quarter 2015 diluted earnings per share were $0.16, compared to $0.20 in the second quarter of 2015, and $0.22 in the third quarter of 2014.
“Performance was mixed across our business segments in the third quarter,” said Clayton G. Deutsch, CEO. “The Private Bank continued to generate strong growth within our key client segments across all of our regions while AUM was lower linked quarter due to the impact of employee transitions at Boston Private Wealth, sector-based headwinds affecting the Investment Managers and heightened market volatility, which weighed on all segments of our Wealth Management business.”
Core Fees and Income
Core Fees and Income increased 18% year-over-year to $39.4 million. The increase reflects revenue from Banyan Partners, which was acquired in October 2014. On a linked quarter basis, Core Fees and Income decreased 2% reflecting lower levels of Assets Under Management.
Total Assets Under Management decreased to $27.4 billion in the third quarter, down 8% from $29.6 billion in the second quarter of 2015. AUM increased 11% year-over-year. The year-over-year increase includes AUM related to the Banyan Partners acquisition, partially offset by negative market action and net outflows. The Company experienced third quarter 2015 AUM net outflows of $751 million, as compared to second quarter 2015 AUM net outflows of $193 million. AUM net outflows for the third quarter 2014 were $211 million. AUM net outflows for the year to date 2015 were $1.3 billion as compared to net outflows of $194 million for the same period of 2014.
Net Interest Income
Net Interest Income for the third quarter was $46.5 million, up 3% from $45.1 million for the second quarter of 2015. On a year-over-year basis, Net Interest Income increased 4% from $44.8 million.  The current quarter includes $0.3 million of interest recovered on previous non-accrual loans while the second quarter of 2015 and the third quarter of 2014 include recoveries of $0.1 million and $0.8 million, respectively. Excluding interest recovered on previous non-accrual loans, Net Interest Income increased 3% linked quarter and 6% year-over-year.

Net Interest Margin was 2.84% for the third quarter, down six basis points from 2.90% for the second quarter of 2015. Net Interest Margin was down nine basis points from 2.93% in the third quarter of 2014. Excluding interest recovered on previous nonaccrual loans, Net Interest Margin was down eight basis points linked quarter and down six basis points year-over-year.
Other Income
Other income was a loss of $37,000 in the third quarter of 2015 compared to $2.3 million in the second quarter of 2015. The linked quarter decrease in other income reflects the impact of mark-to-market adjustments on loan swaps, a lower market value adjustment related to the earnout of the Banyan Partners acquisition, and lower gains on partnership investments.
Total Operating Expenses
Total Operating Expenses for the third quarter of 2015 were $61.9 million, down 1% from $62.4 million for the second quarter of 2015. On a year-over-year basis, Total Operating Expenses increased 15% from $54.0 million, primarily due to the impact of the Banyan Partners acquisition. The third and second quarters of 2015 include Restructuring Expense of $1.5 million and $0.2 million, respectively. Excluding Restructuring Expense, Total Operating Expenses decreased 3% linked quarter and increased 12% year-over-year.
Provision and Asset Quality
The Company recorded a provision expense of $2.6 million for the third quarter of 2015, compared to no provision for the second quarter of 2015. The provision expense was driven by strong commercial loan growth and $1.6 million of net charge-offs.
Criticized Loans decreased 4% on a linked quarter basis and 10% year-over-year. Nonaccrual Loans (“Nonaccruals”) increased 3% to $30.7 million on a linked quarter basis. On a year-over-year basis, Nonaccruals decreased 8% from $33.5 million. As a percentage of Total Loans, Nonaccruals were 55 basis points at September 30, 2015, flat from June 30, 2015, and down 9 basis points from September 30, 2014.
Additional credit metrics are listed below on a linked quarter and year-over-year basis:

(In millions)	September 30, 2015	June 30, 2015	September 30, 2014
Total Criticized Loans	$160.9	$167.3	$179.5
Total Loans 30-89 Days Past Due and Accruing (12)	$7.0	$4.3	$3.6
Total Net Loans (Charged-off)/ Recovered	$(1.6)	$1.0	$3.3
Allowance for Loan Losses/ Total Loans	1.41%	1.43%	1.44%
Capital Ratios
Capital ratios are listed below on a linked quarter and year-over-year basis:

	September 30, 2015	June 30, 2015	September 30, 2014
BPFH Ratios:
Total Risk-Based Capital *	13.8%	13.9%	14.8%
Tier I Risk-Based Capital *	12.6%	12.7%	13.5%
Tier I Leverage Capital *	9.6%	9.9%	10.3%
TCE/TA	7.2%	7.2%	7.6%
Tier I Common Equity/ Risk Weighted Assets *	9.7%	9.8%	10.1%
*September 30, 2015 information is presented based on estimated data.

Dividend Payments
Concurrent with the release of third quarter 2015 earnings, the Board of Directors of the Company declared a cash dividend to common stock shareholders of $0.09 per share. The record date for this dividend is November 6, 2015, and the payment date is November 20, 2015.
The Board of Directors of the Company also declared a cash dividend to holders of the Non-Cumulative Perpetual Preferred Stock, Series D of $17.375 per share, which will result in a dividend of $0.434375 per depositary share. The record date for this dividend is November 16, 2015, and the payment date is December 15, 2015.
Non-GAAP Financial Measures
The Company uses certain non-GAAP financial measures, such as tangible book value per share; the TCE/TA ratio; return on average common equity; return on average tangible common equity; pre-tax, pre-provision earnings; total operating expense excluding restructuring; the efficiency ratio (FTE basis); and Net Interest Income and Net Interest Margin excluding interest recovered on previous non-accrual loans; to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.  A detailed reconciliation table of the Company's GAAP to the non-GAAP measures is attached.
Conference Call
Management will hold a conference call at 8 a.m. Eastern Time on Thursday, October 22, 2015, to discuss the financial results, business highlights and outlook. To access the call:
Dial In #: (888) 317-6003
Elite Entry Number: 0566270

Replay Information:
Available from October 22, 2015 at 12 noon until October 29, 2015
Dial In #: (877) 344-7529
Conference Number: 10073575
The call will be simultaneously webcast and may be accessed on www.bostonprivatefinancial.com

Boston Private Financial Holdings, Inc.
Boston Private Financial Holdings, Inc. is a national financial services organization that owns Wealth Management and Private Banking affiliates with offices in Boston, New York, Los Angeles, San Francisco, San Jose, Atlanta, Florida, Wisconsin, and Texas. The Company has a $7 billion Private Banking balance sheet, and manages over $27 billion of client assets.
The Company positions its affiliates to serve the high net worth marketplace with high quality products and services of unique appeal to private clients. The Company also provides strategic oversight and access to resources, both financial and intellectual, to support affiliate management, marketing, compliance and legal activities. (NASDAQ: BPFH)
For more information about BPFH, visit the Company's website at www.bostonprivatefinancial.com.
Forward-Looking Statements
Certain statements in this press release that are not historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties. These statements include, among others, statements regarding our strategy, evaluations of future interest rate trends and liquidity, prospects for growth in assets, and prospects for overall results over the long term. You should not place undue reliance on our forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they are subject to significant risks, uncertainties and other factors which are, in some cases, beyond the Company's control. Forward-looking statements are based on the current assumptions and beliefs of management and are only expectations of future results. The Company's actual results could differ materially from those projected in the forward-looking statements as a result of, among other factors, adverse conditions in the capital and debt markets and the impact of such conditions on the Company's private banking, investment management and wealth advisory activities; changes in interest rates; competitive pressures from other financial institutions; the effects of weakness in general economic conditions on a national basis or in the local markets in which the Company operates; changes in loan defaults and charge-off rates; changes in the value of securities and other assets, adequacy of loan loss reserves, or decreases in deposit levels necessitating increased borrowing to fund loans and investments; changes in government regulation; the risk that goodwill and intangibles recorded in the Company's financial statements will become impaired; the risk that the Company's deferred tax asset may not be realized; risks related to the identification and implementation of acquisitions, dispositions and restructurings; changes in assumptions used in making such forward-looking statements; and the other risks and uncertainties detailed in the Company's Annual Report on Form 10-K and updated by the Company's Quarterly Reports on Form 10-Q and other filings submitted to the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made. The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.
Note to Editors:
Boston Private Financial Holdings, Inc. is not to be confused with Boston Private Bank & Trust Company. Boston Private Bank & Trust Company is a wholly-owned subsidiary of BPFH. The information reported in this press release is related to the performance and results of BPFH.
###
CONTACT:
Steven Gaven
Vice President Corporate Finance and Director of Investor Relations
Boston Private Financial Holdings, Inc.
(617) 912-3793
sgaven@bostonprivate.com

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	September 30, 2015	June 30, 2015	September 30, 2014
	(In thousands, except share and per share data)
Assets:
Cash and cash equivalents	$43,640	$63,099	$308,912
Investment securities available for sale	1,023,255	992,007	724,638
Investment securities held to maturity	121,679	128,258	132,467
Stock in Federal Home Loan Banks	35,518	35,668	32,534
Loans held for sale	7,685	19,512	4,943
Total loans	5,607,472	5,463,250	5,213,491
Less: Allowance for loan losses	79,246	78,251	75,283
Net loans	5,528,226	5,384,999	5,138,208
Other real estate owned (“OREO”)	776	929	1,074
Premises and equipment, net	30,841	31,337	29,473
Goodwill	152,082	152,082	110,180
Intangible assets, net	34,806	36,461	17,475
Fees receivable	11,308	12,486	11,439
Accrued interest receivable	17,039	16,383	15,018
Deferred income taxes, net	45,438	47,388	48,443
Other assets	128,235	125,330	114,281
Total assets	$7,180,528	$7,045,939	$6,689,085
Liabilities:
Deposits	$5,647,859	$5,429,028	$5,334,881
Securities sold under agreements to repurchase	35,698	26,660	73,422
Federal funds purchased	60,000	100,000	—
Federal Home Loan Bank borrowings	461,899	541,529	371,367
Junior subordinated debentures	106,363	106,363	106,363
Other liabilities	109,695	95,074	106,024
Total liabilities	6,421,514	6,298,654	5,992,057
Redeemable Noncontrolling Interests	18,257	19,200	21,397
Shareholders’ Equity:
Preferred stock, $1.00 par value; authorized: 2,000,000 shares	47,753	47,753	47,753
Common stock, $1.00 par value; authorized: 170,000,000 shares; issued and outstanding: 83,645,364 shares at September 30, 2015; 83,539,785 shares at June 30, 2015; 80,464,390 shares at September 30, 2014	83,645	83,540	80,464
Additional paid-in capital	598,968	597,424	598,036
Retained earnings/ (accumulated deficit)	5,960	(1,003)	(49,573)
Accumulated other comprehensive income/ (loss)	1,287	(2,525)	(1,312)
Total Company’s shareholders’ equity	737,613	725,189	675,368
Noncontrolling interests	3,144	2,896	263
Total shareholders’ equity	740,757	728,085	675,631
Total liabilities, redeemable noncontrolling interests and shareholders’ equity	$7,180,528	$7,045,939	$6,689,085

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2015	June 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014
Interest and dividend income:	(In thousands, except share and per share data)
Loans	$48,058	$46,663	$47,931	$142,721	$144,541
Taxable investment securities	1,094	1,075	876	3,164	2,242
Non-taxable investment securities	1,264	1,125	942	3,410	2,760
Mortgage-backed securities	2,681	2,775	1,605	8,070	5,230
Federal funds sold and other	425	282	379	941	978
Total interest and dividend income	53,522	51,920	51,733	158,306	155,751
Interest expense:
Deposits	4,007	3,822	3,603	11,721	10,194
Federal Home Loan Bank borrowings	2,051	2,017	2,354	5,999	7,039
Junior subordinated debentures	979	967	976	2,902	2,896
Repurchase agreements and other short-term borrowings	12	29	17	54	49
Total interest expense	7,049	6,835	6,950	20,676	20,178
Net interest income	46,473	45,085	44,783	137,630	135,573
Provision/ (credit) for loan losses	2,600	—	(2,600)	100	(8,800)
Net interest income after provision/ (credit) for loan losses	43,873	45,085	47,383	137,530	144,373
Fees and other income:
Investment management fees	11,360	11,731	12,011	34,805	35,226
Wealth advisory fees	12,515	12,678	12,278	37,868	35,730
Wealth management and trust fees	12,424	13,545	7,251	39,527	21,255
Other banking fee income	2,780	2,031	1,835	6,721	5,192
Gain on sale of loans, net	364	362	183	1,029	1,966
Total core fees and income	39,443	40,347	33,558	119,950	99,369
Gain/ (loss) on sale of investments, net	5	8	8	21	9
Gain/ (loss) on OREO, net	35	—	150	124	988
Other	(37)	2,305	53	3,356	510
Total other income	3	2,313	211	3,501	1,507
Operating expense:
Salaries and employee benefits	37,938	39,816	35,855	119,881	106,767
Occupancy and equipment	9,064	9,095	7,346	27,194	22,492
Professional services	2,848	3,214	2,796	9,083	9,165
Marketing and business development	2,008	1,706	1,408	5,062	5,564
Contract services and data processing	1,600	1,495	1,404	4,532	4,289
Amortization of intangibles	1,655	1,655	1,031	4,912	3,129
FDIC insurance	916	963	857	2,890	2,607
Restructuring	1,504	220	—	1,724	—
Other	4,396	4,254	3,302	12,496	9,356
Total operating expense	61,929	62,418	53,999	187,774	163,369
Income before income taxes	21,390	25,327	27,153	73,207	81,880
Income tax expense	8,182	8,000	8,993	24,754	26,464
Net income from continuing operations	13,208	17,327	18,160	48,453	55,416
Net income from discontinued operations (1)	1,316	1,546	1,272	4,956	4,650
Net income before attribution to noncontrolling interests	14,524	18,873	19,432	53,409	60,066
Less: Net income attributable to noncontrolling interests	994	1,263	1,167	3,486	3,428
Net income attributable to the Company	$13,530	$17,610	$18,265	$49,923	$56,638

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Three Months Ended			Nine Months Ended
PER SHARE DATA:	September 30, 2015	June 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014
	(In thousands, except share and per share data)
Calculation of Income for EPS:
Net income attributable to the Company	$13,530	$17,610	$18,265	$49,923	$56,638
Adjustments to Net Income Attributable to the Company to Arrive at Net Income Attributable to Common Shareholders (2)	154	(1,064)	(796)	(1,915)	(3,052)
Net Income Attributable to the Common Shareholders	13,684	16,546	17,469	48,008	53,586
LESS: Amount allocated to participating securities	(8)	(33)	(75)	(91)	(328)
Net Income Attributable to the Common Shareholders, after allocation to participating securities	$13,676	$16,513	$17,394	$47,917	$53,258

End of Period Common Shares Outstanding	83,645,364	83,539,785	80,464,390

Weighted Average Shares Outstanding:
Weighted average basic shares, including participating securities	81,204,808	81,074,380	79,222,590	81,088,511	79,175,634
LESS: Participating securities	(100,870)	(295,818)	(535,528)	(287,398)	(750,021)
PLUS: Dilutive potential common shares	2,265,257	2,259,919	1,923,896	2,216,808	1,899,015
Weighted Average Diluted Shares (3)	83,369,195	83,038,481	80,610,958	83,017,921	80,324,628

Diluted Total Earnings per Share	$0.16	$0.20	$0.22	$0.58	$0.66

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

(In thousands, except per share data)	September 30, 2015	June 30, 2015	September 30, 2014
FINANCIAL DATA:
Book Value Per Common Share	$8.29	$8.14	$7.80
Tangible Book Value Per Share (4)	$6.05	$5.89	$6.22
Market Price Per Share	$11.70	$13.41	$12.39

ASSETS UNDER MANAGEMENT AND ADVISORY:
Wealth Management and Trust	$8,060,000	$9,028,000	$4,701,000
Investment Managers	9,830,000	10,695,000	10,376,000
Wealth Advisory	9,537,000	9,941,000	9,731,000
Less: Inter-company Relationship	(21,000)	(22,000)	(22,000)
Total Assets Under Management and Advisory	$27,406,000	$29,642,000	$24,786,000

FINANCIAL RATIOS:
Total Equity/ Total Assets	10.32%	10.33%	10.10%
Tangible Common Equity/ Tangible Assets (4)	7.24%	7.17%	7.62%
Tier I Common Equity/ Risk Weighted Assets (4)	9.73%	9.77%	10.11%
Allowance for Loan Losses/ Total Loans	1.41%	1.43%	1.44%
Allowance for Loan Losses/ Nonaccrual Loans	258%	262%	224%
Return on Average Assets - Three Months Ended (Annualized)	0.75%	1.02%	1.10%
Return on Average Common Equity - Three Months Ended (Annualized) (5)	7.32%	9.91%	11.10%
Return on Average Tangible Common Equity - Three Months Ended (Annualized) (5)	10.93%	14.63%	14.53%
Efficiency Ratio - Three Months Ended (6)	66.18%	66.99%	65.47%

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Average Balance			Interest Income/Expense			Average Yield/Rate
(In thousands)	Three Months Ended			Three Months Ended			Three Months Ended
AVERAGE BALANCE SHEET:	09/30/15	06/30/15	09/30/14	09/30/15	06/30/15	09/30/14	09/30/15	06/30/15	09/30/14
AVERAGE ASSETS
Interest-Earning Assets:
Cash and Investments:
Taxable investment securities	$340,170	$342,259	$295,395	$1,094	$1,075	$876	1.29%	1.26%	1.19%
Non-taxable investment securities (8)	249,854	242,387	223,499	1,945	1,731	1,449	3.12%	2.86%	2.59%
Mortgage-backed securities	526,408	538,688	325,913	2,681	2,775	1,605	2.04%	2.06%	1.97%
Federal funds sold and other	213,372	90,616	359,899	425	282	379	0.78%	1.23%	0.42%
Total Cash and Investments	1,329,804	1,213,950	1,204,706	6,145	5,863	4,309	1.85%	1.93%	1.43%
Loans (9):
Commercial and Construction (8)	3,043,739	2,874,547	2,841,869	31,195	30,013	31,657	4.01%	4.13%	4.36%
Residential	2,208,004	2,160,987	2,071,326	17,083	16,637	16,384	3.09%	3.08%	3.16%
Home Equity and Other Consumer	287,102	290,029	244,690	1,982	2,038	1,733	2.74%	2.82%	2.81%
Total Loans	5,538,845	5,325,563	5,157,885	50,260	48,688	49,774	3.58%	3.63%	3.81%
Total Earning Assets	6,868,649	6,539,513	6,362,591	56,405	54,551	54,083	3.24%	3.32%	3.36%
LESS: Allowance for Loan Losses	78,263	77,938	76,099
Cash and due From Banks (Non-Interest Bearing)	38,631	41,596	42,080
Other Assets	404,945	410,296	341,953
TOTAL AVERAGE ASSETS	$7,233,962	$6,913,467	$6,670,525
AVERAGE LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS, AND SHAREHOLDERS' EQUITY
Interest-Bearing Liabilities:
Interest-Bearing Deposits:
Savings and NOW	$581,041	$589,123	$583,547	$103	$87	$110	0.07%	0.06%	0.07%
Money Market	2,944,893	2,754,817	2,640,762	2,731	2,551	2,273	0.37%	0.37%	0.34%
Certificates of Deposit	593,466	597,617	607,940	1,173	1,184	1,220	0.78%	0.79%	0.80%
Total Interest-Bearing Deposits	4,119,400	3,941,557	3,832,249	4,007	3,822	3,603	0.39%	0.39%	0.37%
Junior Subordinated Debentures	106,363	106,363	106,363	979	967	976	3.60%	3.60%	3.59%
FHLB Borrowings and Other	526,697	576,403	534,062	2,063	2,046	2,371	1.53%	1.40%	1.74%
Total Interest-Bearing Liabilities	4,752,460	4,624,323	4,472,674	7,049	6,835	6,950	0.59%	0.59%	0.61%
Noninterest Bearing Demand Deposits	1,623,524	1,443,228	1,404,875
Payables and Other Liabilities	102,076	97,641	100,106
Total Average Liabilities	6,478,060	6,165,192	5,977,655
Redeemable Noncontrolling Interests	22,020	22,760	23,584
Average Shareholders' Equity	733,882	725,515	669,286
TOTAL AVERAGE LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS, AND SHAREHOLDERS' EQUITY	$7,233,962	$6,913,467	$6,670,525
Net Interest Income - on a Fully Taxable Equivalent Basis (FTE)				$49,356	$47,716	$47,133
LESS: FTE Adjustment (8)				2,883	2,631	2,350
Net Interest Income (GAAP Basis)				$46,473	$45,085	$44,783
Interest Rate Spread							2.65%	2.73%	2.75%
Bank only Net Interest Margin							2.91%	2.97%	3.00%
Net Interest Margin							2.84%	2.90%	2.93%

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Average Balance		Interest Income/Expense		Average Yield/Rate
(In thousands)	Nine Months Ended		Nine Months Ended		Nine Months Ended
AVERAGE BALANCE SHEET:	09/30/15	09/30/14	09/30/15	09/30/14	09/30/15	09/30/14
AVERAGE ASSETS
Interest-Earning Assets:
Cash and Investments:
Taxable investment securities	$334,473	$270,914	$3,164	$2,242	1.27%	1.10%
Non-taxable investment securities (8)	240,902	224,061	5,246	4,246	2.90%	2.53%
Mortgage-backed securities	527,081	333,252	8,070	5,230	2.04%	2.09%
Federal funds sold and other	150,611	250,942	941	978	0.90%	0.52%
Total Cash and Investments	1,253,067	1,079,169	17,421	12,696	1.86%	1.57%
Loans (9):
Commercial and Construction (8)	2,924,065	2,844,013	92,575	95,975	4.17%	4.45%
Residential	2,170,086	2,048,700	50,375	48,537	3.10%	3.16%
Home Equity and Other Consumer	285,066	244,421	5,973	5,281	2.80%	2.89%
Total Loans	5,379,217	5,137,134	148,923	149,793	3.67%	3.86%
Total Earning Assets	6,632,284	6,216,303	166,344	162,489	3.33%	3.46%
LESS: Allowance for Loan Losses	77,751	77,462
Cash and due From Banks (Non-Interest Bearing)	39,547	38,628
Other Assets	409,265	357,896
TOTAL AVERAGE ASSETS	$7,003,345	$6,535,365
AVERAGE LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS, AND SHAREHOLDERS' EQUITY
Interest-Bearing Liabilities:
Interest-Bearing Deposits:
Savings and NOW	$589,885	$577,012	$294	$319	0.07%	0.07%
Money Market	2,837,614	2,547,039	7,877	6,112	0.37%	0.32%
Certificates of Deposit	598,456	615,903	3,550	3,763	0.79%	0.82%
Total Interest-Bearing Deposits	4,025,955	3,739,954	11,721	10,194	0.39%	0.36%
Junior Subordinated Debentures	106,363	106,363	2,902	2,896	3.60%	3.59%
FHLB Borrowings and Other	524,704	522,881	6,053	7,088	1.52%	1.79%
Total Interest-Bearing Liabilities	4,657,022	4,369,198	20,676	20,178	0.59%	0.61%
Noninterest Bearing Demand Deposits	1,498,105	1,385,966
Payables and Other Liabilities	101,222	104,556
Total Average Liabilities	6,256,349	5,859,720
Redeemable Noncontrolling Interests	22,157	20,795
Average Shareholders' Equity	724,839	654,850
TOTAL AVERAGE LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS, AND SHAREHOLDERS' EQUITY	$7,003,345	$6,535,365
Net Interest Income - on a Fully Taxable Equivalent Basis (FTE)			$145,668	$142,311
LESS: FTE Adjustment (8)			8,038	6,738
Net Interest Income (GAAP Basis)			$137,630	$135,573
Interest Rate Spread					2.74%	2.85%
Bank only Net Interest Margin					2.98%	3.10%
Net Interest Margin					2.91%	3.03%

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

(In thousands)	September 30, 2015	June 30, 2015	September 30, 2014
LOAN DATA (10):
Commercial and Industrial Loans:
New England	$827,301	$793,897	$758,728
San Francisco Bay	125,093	121,477	124,993
Southern California	84,428	87,038	47,107
Total Commercial and Industrial Loans	$1,036,822	$1,002,412	$930,828
Commercial Real Estate Loans:
New England	$766,253	$728,820	$712,464
San Francisco Bay	625,145	629,258	628,149
Southern California	512,250	469,337	467,428
Total Commercial Real Estate Loans	$1,903,648	$1,827,415	$1,808,041
Construction and Land Loans:
New England	$111,280	$102,068	$82,492
San Francisco Bay	35,627	45,221	35,668
Southern California	23,504	13,637	12,385
Total Construction and Land Loans	$170,411	$160,926	$130,545
Residential Loans:
New England	$1,356,057	$1,316,705	$1,273,544
San Francisco Bay	462,630	466,155	456,355
Southern California	393,199	392,648	367,628
Total Residential Loans	$2,211,886	$2,175,508	$2,097,527
Home Equity Loans:
New England	$81,796	$85,057	$76,142
San Francisco Bay	27,076	30,013	30,060
Southern California	5,915	5,395	3,025
Total Home Equity Loans	$114,787	$120,465	$109,227
Other Consumer Loans:
New England	$161,186	$164,522	$124,449
San Francisco Bay	5,782	6,793	6,738
Southern California	2,950	5,209	6,136
Total Other Consumer Loans	$169,918	$176,524	$137,323
Total Loans:
New England	$3,303,873	$3,191,069	$3,027,819
San Francisco Bay	1,281,353	1,298,917	1,281,963
Southern California	1,022,246	973,264	903,709
Total Loans	$5,607,472	$5,463,250	$5,213,491

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

(In thousands)	September 30, 2015	June 30, 2015	September 30, 2014
CREDIT QUALITY (10):
Special Mention Loans:
New England	$46,924	$53,626	$45,788
San Francisco Bay	11,087	17,150	24,623
Southern California	12,718	5,659	32,614
Total Special Mention Loans	$70,729	$76,435	$103,025
Accruing Substandard Loans (11):
New England	$16,996	$16,666	$13,589
San Francisco Bay	20,108	20,396	24,267
Southern California	22,405	24,554	5,331
Total Accruing Substandard Loans	$59,509	$61,616	$43,187
Nonaccruing Loans:
New England	$22,815	$17,943	$16,205
San Francisco Bay	5,096	9,163	15,133
Southern California	2,816	2,785	2,203
Total Nonaccruing Loans	$30,727	$29,891	$33,541
Other Real Estate Owned:
New England	$191	$344	$489
San Francisco Bay	585	585	585
Southern California	—	—	—
Total Other Real Estate Owned	$776	$929	$1,074
Loans 30-89 Days Past Due and Accruing (12):
New England	$6,733	$3,873	$1,825
San Francisco Bay	14	110	653
Southern California	227	356	1,145
Total Loans 30-89 Days Past Due and Accruing	$6,974	$4,339	$3,623
Loans (Charged-off)/ Recovered, Net for the Three Months Ended:
New England	$(1,618)	$106	$912
San Francisco Bay	(57)	833	465
Southern California	70	49	1,959
Total Net Loans (Charged-off)/ Recovered	$(1,605)	$988	$3,336
Loans (Charged-off)/ Recovered, Net for the Nine Months Ended:
New England	$(622)		$830
San Francisco Bay	3,514		3,064
Southern California	416		3,818
Total Net Loans (Charged-off)/ Recovered	$3,308		$7,712

Boston Private Financial Holdings, Inc.
Selected Financial Data
(Unaudited)

FOOTNOTES:

(1)
Net income from discontinued operations consists of contingent payments or expenses related to our divested affiliates, including Davidson Trust Company; Boston Private Value Investors, Inc.; Sand Hill Advisors, LLC; RINET Company, LLC; Gibraltar Private Bank & Trust Company; and Westfield Capital Management Company, LLC.

(2)
Adjustments to net income attributable to the Company to arrive at net income attributable to the common shareholders, as presented in these tables, include decrease/ (increase) in noncontrolling interests redemption value, dividends paid on preferred stock, and dividends on participating securities.

(3)
When the Company has positive net income from continuing operations attributable to the common shareholders, the Company adds additional shares to basic weighted average shares outstanding to arrive at diluted weighted average shares outstanding for the diluted earnings per share calculation. These additional shares reflect the assumed exercise, conversion, or contingent issuance of dilutive securities. If the additional shares would result in anti-dilution they would be excluded from the diluted earnings per share calculation. The potential dilutive shares relate to: unexercised stock options, unvested non-participating restricted stock, and unexercised stock warrants. See Part II. Item 8. “Financial Statements and Supplementary Data - Note 16: Earnings Per Share” in the Company's Annual Report on Form 10-K for the year ended December 31, 2014 for additional information.

(4)
The Company uses certain non-GAAP financial measures, such as: Tangible Book Value Per Share and the Tangible Common Equity (“TCE”) to Tangible Assets (“TA”) ratio to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company's GAAP Total Equity to Total Assets ratio to the Non-GAAP TCE to TA ratio, and from GAAP Book Value to Non-GAAP Tangible Book Value are presented below:

The Company calculates Tangible Assets by adjusting Total Assets to exclude Goodwill and Intangible Assets.

The Company calculates Tangible Common Equity by adjusting Total Equity to exclude non-convertible Series D Preferred stock and exclude Goodwill and Intangible Assets, net.

(In thousands, except per share data)	September 30, 2015	June 30, 2015	September 30, 2014
Total Balance Sheet Assets	$7,180,528	$7,045,939	$6,689,085
LESS: Goodwill and Intangible Assets, net	(186,888)	(188,543)	(127,655)
Tangible Assets (non-GAAP)	$6,993,640	$6,857,396	$6,561,430
Total Shareholders' Equity	$740,757	$728,085	$675,631
LESS: Series D Preferred Stock (non-convertible)	(47,753)	(47,753)	(47,753)
LESS: Goodwill and Intangible Assets, net	(186,888)	(188,543)	(127,655)
Total adjusting items	(234,641)	(236,296)	(175,408)
Tangible Common Equity (non-GAAP)	$506,116	$491,789	$500,223
Total Equity/Total Assets	10.32%	10.33%	10.10%
Tangible Common Equity/Tangible Assets (non-GAAP)	7.24%	7.17%	7.62%

Total Risk Weighted Assets *	$5,396,783	$5,278,908	$5,000,790
Tier I Common Equity *	$525,004	$515,546	$505,474
Tier I Common Equity/ Risk Weighted Assets	9.73%	9.77%	10.11%

End of Period Shares Outstanding	83,645	83,540	80,464

Book Value Per Common Share	$8.29	$8.14	$7.80
Tangible Book Value Per Share (non-GAAP)	$6.05	$5.89	$6.22
*     Risk Weighted Assets and Tier I Common Equity for September 30, 2015 are presented based on estimated data.

Boston Private Financial Holdings, Inc.
Selected Financial Data
(Unaudited)

(5)
The Company uses certain non-GAAP financial measures, such as: Return on Average Common Equity and Return on Average Tangible Common Equity to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company's GAAP Return on Average Equity ratio to the Non-GAAP Return on Average Common Equity ratio, and the Non-GAAP Return on Average Tangible Common Equity ratio are presented below:

The Company annualizes income data based on the number of days in the period presented and a 365 day year. The Company calculates Average Common Equity by adjusting Average Equity to exclude Average Preferred Equity. The Company calculates Average Tangible Common Equity by adjusting Average Equity to exclude Average Goodwill and Intangible Assets, net and Average Preferred Equity.

	Three Months Ended			Nine Months Ended
(In thousands)	September 30, 2015	June 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014
Total average shareholders' equity	$733,882	$725,515	$669,286	$724,839	$654,850
LESS: Average Series D preferred stock (non-convertible)	(47,753)	(47,753)	(47,753)	(47,753)	(47,753)
Average common equity (non-GAAP)	686,129	677,762	621,533	677,086	607,097
LESS: Average goodwill and intangible assets, net	(187,728)	(189,420)	(128,178)	(189,391)	(129,217)
Total adjusting items	(187,728)	(189,420)	(128,178)	(189,391)	(129,217)
Average Tangible Common Equity (non-GAAP)	$498,401	$488,342	$493,355	$487,695	$477,880

Net income attributable to the Company	$13,530	$17,610	$18,265	$49,923	$56,638
LESS: Dividends on Series D preferred stock	(869)	(869)	(869)	(2,606)	(2,606)
Common net income (non-GAAP)	12,661	16,741	17,396	47,317	54,032
ADD: Amortization of intangibles, net of tax (35%)	1,076	1,076	670	3,193	2,034
Tangible common net income (non-GAAP)	$13,737	$17,817	$18,066	$50,510	$56,066

Return on Average Equity - (Annualized)	7.31%	9.74%	10.83%	9.21%	11.56%
Return on Average Common Equity - (Annualized) (non-GAAP)	7.32%	9.91%	11.10%	9.34%	11.90%
Return on Average Tangible Common Equity - (Annualized) (non-GAAP)	10.93%	14.63%	14.53%	13.85%	15.69%

Boston Private Financial Holdings, Inc.
Selected Financial Data
(Unaudited)

(6)
The Company uses certain non-GAAP financial measures, such as: pre-tax, pre-provision earnings, total operating expenses excluding restructuring expense, and the efficiency ratio to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company's GAAP income from continuing operations before income taxes to non-GAAP pre-tax, pre-provision earnings; from GAAP total operating expense to non-GAAP total operating expense excluding restructuring; and from GAAP efficiency ratio to Non-GAAP efficiency ratio (FTE basis), excluding restructuring, are presented below:

	Three Months Ended			Nine Months Ended
(In thousands)	September 30, 2015	June 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014
Income before income taxes (GAAP)	$21,390	$25,327	$27,153	$73,207	$81,880
ADD BACK: Provision/ (credit) for loan losses	2,600	—	(2,600)	100	(8,800)
Pre-tax, pre-provision earnings (non-GAAP)	$23,990	$25,327	$24,553	$73,307	$73,080

Total operating expense (GAAP)	$61,929	$62,418	$53,999	$187,774	$163,369
Less: Amortization of intangibles	1,655	1,655	1,031	4,912	3,129
Less: Restructuring	1,504	220	—	1,724	—
Total operating expense (excluding amortization of intangibles and restructuring) (non-GAAP)	$58,770	$60,543	$52,968	$181,138	$160,240
Total operating expense (excluding restructuring) (non-GAAP)	60,425	62,198	53,999	186,050	163,369

Net interest income	$46,473	$45,085	$44,783	$137,630	$135,573
Total core fees and income	39,443	40,347	33,558	119,950	99,369
Total other income	3	2,313	211	3,501	1,507
FTE income	2,883	2,631	2,350	8,038	6,738
Total revenue (FTE basis)	$88,802	$90,376	$80,902	$269,119	$243,187
Efficiency Ratio, before deduction of intangible amortization (GAAP)	72.08%	71.14%	68.74%	71.92%	69.09%
Efficiency Ratio, FTE Basis excluding restructuring (non-GAAP)	66.18%	66.99%	65.47%	67.31%	65.89%

(7)
The Company uses certain non-GAAP financial measures, such as: net interest income excluding interest recovered on previous non-accrual loans and net interest margin excluding interest recovered on previous non-accrual loans to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company's GAAP net interest income to non-GAAP net interest income excluding interest recovered on previous non-accrual loans; and from GAAP net interest margin to non-GAAP net interest margin excluding interest recovered on previous non-accrual loans, are presented below:

	Three Months Ended
(In thousands)	September 30, 2015	June 30, 2015	September 30, 2014
Net interest income (GAAP basis)	$46,473	$45,085	$44,783
ADD: FTE income	2,883	2,631	2,350
Net interest income, FTE basis	49,356	47,716	47,133
LESS: Interest recovered on previously non-accrual loans	298	69	789
Net interest income, FTE basis, excluding interest recovered on previously non-accrual loans (non-GAAP)	49,058	47,647	46,344

Net Interest Margin (FTE basis)	2.84%	2.90%	2.93%
Net Interest Margin, FTE basis, excluding interest recovered on previously non-accrual loans (non-GAAP)	2.82%	2.90%	2.88%

(8)	Interest income on Non-taxable Investments and Loans are presented on an FTE basis using the federal statutory rate of 35% for each period presented.

(9)	Includes Loans Held for Sale and Nonaccrual Loans.

(10)	The concentration of the Private Banking loan data and credit quality is primarily based on the location of the lender's regional offices.

(11)
Accruing substandard loans include loans that are classified as substandard but are still accruing interest income. Boston Private Bank & Trust Company may classify a loan as substandard where known information about possible credit problems of the related borrowers causes management to have doubts as to the ability of such borrowers to comply with the present repayment terms and which may result in disclosure of such loans as nonaccrual at some time in the future.

(12)
In addition to loans 30-89 days past due and accruing, at September 30, 2015 the Company had one loan totaling $0.1 million that was more than 90 days past due but still on accrual status. This loan originated in the New England region. At June 30, 2015 the Company had no loans that were more than 90 days past due but still on accrual status. At September 30, 2014, the Company had two loans totaling $0.5 million that were more than 90 days past due but still on accrual status. These loans originated in the New England region.